Exhibit 28 (a) under Form N-1A

Exhibit 3i under Item 601/Reg. S-K

ARTICLES OF INCORPORATION

OF

World Investment Series, Inc.

The undersigned, Byron F. Bowman, whose post office address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, being at least eighteen years of age, does under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby form a corporation.

FIRST:       The name of the corporation is World Investment Series, Inc. ("Corporation").

SECOND:       The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force.

THIRD:       The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland, the address of which is 32 South Street, Baltimore, Maryland 21202.

FOURTH: (a) The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $3,000,000. Subject to the following paragraph, the authorized shares are classified as 1,000,000,000 World Utility Fund - Class A Shares, and 1,000,000,000 World Utility Fund - Fortress Shares. The remaining 1,000,000,000 shares shall remain unclassified until action is taken by the Board of Directors pursuant to the following paragraph. Unless the context otherwise requires, as used in the Charter of the Corporation, the term “class” shall include portfolios, classes and series.

(b)       The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes within series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of the stock.

Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of any and all classes of stock shall be subject to the following:

(i)       The Board of Directors may redesignate a class of stock whether or not shares of such class are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class of stock.

(ii)       The assets attributable to each class may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class of the Corporation's stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation's stock may vary from class to class. The income or gain and the expense or liabilities of the Corporation shall be allocated to each class of stock as determined by or under the direction of the Board of Directors.

(iii)       Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Dividends or distributions shall be paid on shares of a class of stock only out of the assets belonging to that class.

(iv)       In the event of the liquidation or dissolution of the Corporation, the stockholders of each class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class less the liabilities allocated to that class. The assets so distributable to the stockholders of a class shall be distributed among such stockholders in proportion to the number of shares of that class held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class of stock, such assets shall be allocated to all classes in proportion to the net asset value of the respective classes.

(v)       All holders of shares of stock shall vote as a single class except as may be otherwise required by law pursuant to the 1940 Act or any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, and except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote.

(c)       The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

FIFTH: (a) The number of Directors of the Corporation shall initially be eleven. The number may be changed by the By-Laws of the Corporation or by the Board of Directors pursuant to the By-Laws.

(b)       The name of the Directors who shall act until the initial meeting of shareholders and until their successors are elected and qualify, are:

John F. Donahue	Edward L. Flaherty, Jr.
John T. Conroy, Jr.	Peter E. Madden
William J. Copeland	Gregor F. Meyer
James E. Dowd	Wesley W. Posvar
Lawrence D. Ellis, M.D.	Marjorie P. Smuts
Richard B. Fisher

SIXTH:       (a) To the extent the Corporation has funds or property legally available therefor, each shareholder shall have the right at such times as may be permitted by the Corporation, but no less frequently than as required under the 1940 Act, to require the Corporation to redeem all or any part of its shares at a redemption price equal to the net asset value per share next determined after the shares are tendered for redemption, less any applicable redemption or contingent deferred sales charges as determined by the Board of Directors. The Board of Directors may adopt requirements and procedures for redemption of shares.

Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the shareholders to require the Corporation to redeem shares of any class pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

(b)       The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any shareholder's shares of any class for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $500 or such greater amount for such class set forth in the current registration statement of the Corporation filed with the Securities and Exchange Commission, or regardless of the amount, if a shareholder fails to supply a valid taxpayer identification number.

(c)       Each share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article SIXTH of these Articles of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code, as amended.

SEVENTH:       The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the Directors and shareholders:

(a)       No shareholder shall have any pre-emptive or preferential right of subscription to any shares or securities of the Corporation of any class whether now or hereafter authorized.

(b)       The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the separate approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote separately on the matter shall constitute a quorum.

(c)       In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation (i) is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation, (ii) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation, (iii) is empowered to authorize, without shareholder approval, the issuance and sale from time to time of shares of stock of the Corporation whether now or hereafter authorized on such terms for such consideration as the Board of Directors may determine,, and (iv) is authorized to adopt procedures for determination of and, to the extent deemed desirable by the Board of Directors, to maintain constant the net asset value of shares of the Corporation's stock.

(d)       Notwithstanding any provision of the laws of the State of Maryland requiring a greater proportion than a majority of the votes of any or all classes of shares entitled to be cast to take or authorize any action, the Corporation shall, except to the extent otherwise required by the 1940 Act, take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

(e)       The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding shares or any class.

(f)       The Board of Directors is expressly authorized to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine, for any class of stock of the Corporation; to declare such dividends or distributions for any class of stock of the Corporation by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions for any class of stock of the Corporation on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders of such class of stock redeeming their entire ownership of shares.

(g)       Any determination made in good faith by or pursuant to the direction of the Board of Directors as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment or other asset owned or held by the Corporation, as to the number of shares of any class of stock outstanding, as to the income of the Corporation or as to any other matter relating to the determination of net asset value, the declaration of dividends or the issue, sale, redemption or other acquisition of shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

EIGHTH: (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

(b)       The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

(c)       No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(d)       References to the Maryland General Corporation Law in these Articles of Incorporation are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation and acknowledge them to be my act on the 25th day of January, 1994.

/s/ Byron F. Bowman

Byron F. Bowman

Incorporator

WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby classifies 1,000,000,000 of the authorized but unclassified shares of common stock of the Corporation as 500,000,000 shares of Class B Shares and 500,000,000 shares of Class C Shares of World Utility Fund.

SECOND: The shares of Common Stock classified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been classified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, World Investment Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 22, 1995.

The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	WORLD INVESTMENT SERIES, INC.

/s/ Byron F. Bowman	By: /s/ Richard B. Fisher
Byron F. Bowman	Richard B. Fisher
Assistant Secretary	President

WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

World Investment Series, Inc., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue 3,000,000,000 shares of common stock, par value $0.001 per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby classifies and reclassifies all of the authorized but unissued shares of common stock of the Corporation such that the authorized common stock of the Corporation is classified as follows:

Class	Number of Shares

Federated Asia Pacific Growth Fund Class A Shares	150,000,000

Federated Asia Pacific Growth Fund Class B Shares	150,000,000

Federated Asia Pacific Growth Fund Class C Shares	150,000,000

Federated Emerging Markets Fund Class A Shares	150,000,000

Federated Emerging Markets Fund Class B Shares	150,000,000

Federated Emerging Markets Fund Class C Shares	150,000,000

Federated European Growth Fund Class A Shares	150,000,000

Federated European Growth Fund Class B Shares	150,000,000

Federated European Growth Fund Class C Shares	150,000,000

Federated International Small Company Fund-Class A Shares	150,000,000

Federated International Small Company Fund-Class B Shares	150,000,000

Federated International Small Company Fund-Class C Shares	150,000,000

Federated Latin American Growth Fund-Class A Shares	150,000,000

Federated Latin American Growth Fund-Class B Shares	150,000,000

Federated Latin American Growth Fund-Class C Shares	150,000,000

Federated World Utility Fund Class A Shares	300,000,000

Federated World Utility Fund Class B Shares	150,000,000

Federated World Utility Fund Class C Shares	150,000,000

Federated World Utility Fund Class F Shares	150,000,000

THIRD:       The shares of common stock of the Corporation classified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, Section (b) of the Articles of Incorporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of conversion, subject, however, to any conditions that may be imposed by the Board of Directors (or with the authorization of the Board of Directors by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FOURTH:       The stock of the Corporation has been classified and reclassified by the Board of Directors pursuant to authority contained in the Charter of the Corporation.

IN WITNESS WHEREOF, World Investment Series, Inc. Has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	WORLD INVESTMENT SERIES, INC.

/s/ J. Crilley Kelly	By: /s/ J. Christopher Donahue
J. Crilley Kelly	J. Christopher Donahue
Assistant Secretary	Vice President

WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

World Investment Series, Inc., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Charter of the Corporation is hereby amended to redesignate the issued and unissued shares of each class of the Corporation’s common stock, par value $0.001 per share, as follows: “World Utility Fund - Class A Shares” are hereby redesignated as “Federated World Utility Fund Class A Shares”; “Class B Shares of World Utility Fund” are hereby redesignated as “Federated World Utility Fund Class B Shares”; “Class C Shares of World Utility Fund” are hereby redesignated as “Federated World Utility Fund Class C Shares”; and “World Utility Fund - Fortress Shares” are hereby redesignated as “Federated World Utility Fund Class F Shares”.

SECOND:       The foregoing amendment was approved by a majority of the entire Board of Directors of the Corporation and such amendment is limited to a change expressly permitted by Section 2-605 of subtitle 6 of title 2 of the Maryland General Corporation Law to be made without action by the stockholders and the Corporation is registered as an open-end Company under the Investment Company Act of 1940, as amended.

THIRD:       The foregoing amendment does not increase the authorized stock of the Corporation or the aggregate par value thereof.

IN WITNESS WHEREOF, World Investment Series, Inc. Has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	WORLD INVESTMENT SERIES, INC.

/s/ J. Crilley Kelly	By: /s/ J. Christopher Donahue
J. Crilley Kelly	J. Christopher Donahue
Assistant Secretary	Vice President

WORLD INVESTMENT SERIES, INC.

CERTIFICATE OF CORRECTION

World Investment Series, Inc., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The title of the document being corrected is:

“ARTICLES SUPPLEMENTARY”

SECOND:       The only party to the document being corrected is World Investment Series, Inc.

THIRD:       The document being corrected was filed with the State Department of Assessments and Taxation of Maryland on June 1, 1995 at 3:19 PM.

FOURTH: A. Article SECOND of the Articles Supplementary as filed June 1, 1995 reads as follows:

“SECOND: The shares of Common Stock classified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.”

B.       As corrected, Article SECOND of the Articles Supplementary reads as follows:

“SECOND: The shares of Common Stock classified hereby shall have the preferences, conversion and other right, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to sock of the Corporation generally and as set forth below:

At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, Class B shares of the World Utility Fund may be automatically converted into Class A shares of the World Utility Fund of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.”

IN WITNESS WHEREOF, World Investment Series, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that this Certificate of Correction is the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	WORLD INVESTMENT SERIES, INC.

/s/ J. Crilley Kelly	By: /s/ J. Christopher Donahue
J. Crilley Kelly	J. Christopher Donahue
Assistant Secretary	Vice President

WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

World Investment Series, Inc., a Maryland corporation having its principal office in the state of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue 3,000,000,000 shares of common stock, par value $0.001 per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies all of the authorized but unissued shares of common stock of the Corporation such that the authorized common stock of the Corporation is classified as follows:

Class	Number of Shares

Federated Asia Pacific Growth Fund Class A Shares	135,000,000

Federated Asia Pacific Growth Fund Class B Shares	135,000,000

Federated Asia Pacific Growth Fund Class C Shares	135,000,000

Federated Emerging Markets Fund Class A Shares	165,000,000

Federated Emerging Markets Fund Class B Shares	135,000,000

Federated Emerging Markets Fund Class C Shares	135,000,000

Federated European Growth Fund Class A Shares	135,000,000

Federated European Growth Fund Class B Shares	135,000,000

Federated European Growth Fund Class C Shares	135,000,000

Federated International High Income Fund Class A Shares	135,000,000

Federated International High Income Fund Class B Shares	135,000,000

Federated International High Income Fund Class C Shares	135,000,000

Federated International Small Company Fund Class A Shares	135,000,000

Federated International Small Company Fund Class B Shares	135,000,000

Federated International Small Company Fund Class C Shares	135,000,000

Federated Latin American Growth Fund Class A Shares	135,000,000

Federated Latin American Growth Fund Class B Shares	135,000,000

Federated Latin American Growth Fund Class C Shares	135,000,000

Federated World Utility Fund Class A Shares	135,000,000

Federated World Utility Fund Class B Shares	135,000,000

Federated World Utility Fund Class C Shares	135,000,000

Federated World Utility Fund Class F Shares	135,000,000

THIRD:       The shares of common stock of the Corporation classified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, Section (b) of the Articles of Incorporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FOURTH:       The stock of the Corporation has been reclassified by the Board of Directors pursuant to authority contained in the Charter of the Corporation.

IN WITNESS WHEREOF, World Investment Series, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	WORLD INVESTMENT SERIES, INC.

/s/ J. Crilley Kelly	By: /s/ J. Christopher Donahue
J. Crilley Kelly	J. Christopher Donahue
Assistant Secretary	Vice President

WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in the state of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue 3,000,000,000 shares of common stock, par value $0.001 per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies all of the authorized but unissued shares of common stock of the Corporation such that the authorized common stock of the Corporation is classified as follows:

Class	Number of Shares

Federated Asia Pacific Growth Fund Class A Shares	100,000,000

Federated Asia Pacific Growth Fund Class B Shares	100,000,000

Federated Asia Pacific Growth Fund Class C Shares	100,000,000

Federated Emerging Markets Fund Class A Shares	100,000,000

Federated Emerging Markets Fund Class B Shares	100,000,000

Federated Emerging Markets Fund Class C Shares	100,000,000

Federated European Growth Fund Class A Shares	100,000,000

Federated European Growth Fund Class B Shares	100,000,000

Federated European Growth Fund Class C Shares	100,000,000

Federated International Growth Fund Class A Shares	100,000,000

Federated International Growth Fund Class B Shares	100,000,000

Federated International Growth Fund Class C Shares	100,000,000

Federated International High Income Fund Class A Shares	100,000,000

Federated International High Income Fund Class B Shares	100,000,000

Federated International High Income Fund Class C Shares	100,000,000

Federated International Small Company Fund Class A Shares	100,000,000

Federated International Small Company Fund Class B Shares	100,000,000

Federated International Small Company Fund Class C Shares	100,000,000

Federated Latin American Growth Fund Class A Shares	100,000,000

Federated Latin American Growth Fund Class B Shares	100,000,000

Federated Latin American Growth Fund Class C Shares	100,000,000

Federated World Utility Fund Class A Shares	100,000,000

Federated World Utility Fund Class B Shares	100,000,000

Federated World Utility Fund Class C Shares	100,000,000

Federated World Utility Fund Class F Shares	100,000,000

Authorized but unclassified shares of common stock	500,000,000

Total shares	3,000,000,000

THIRD:       The shares of common stock of the Corporation classified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, Section (b) of the Articles of Incorporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FOURTH:       The stock of the Corporation has been reclassified by the Board of Directors pursuant to authority contained in the Charter of the Corporation.

IN WITNESS WHEREOF, World Investment Series, Inc. has caused these presents to be signed in its name and on its behalf on June 26, 1997, by its duly authorized officers, who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	WORLD INVESTMENT SERIES, INC.

/s/ Karen M. Brownlee	By: /s/ J. Christopher Donahue
Karen M. Brownlee	J. Christopher Donahue
Assistant Secretary	Vice President

WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in the state of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue 3,000,000,000 shares of common stock, par value $0.001 per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies all of the authorized but unissued shares of common stock of the Corporation such that the authorized common stock of the Corporation is classified as follows:

Class	Number of Shares

Federated Asia Pacific Growth Fund Class A Shares	100,000,000
Federated Asia Pacific Growth Fund Class B Shares	100,000,000
Federated Asia Pacific Growth Fund Class C Shares	100,000,000

Federated Emerging Markets Fund Class A Shares	100,000,000
Federated Emerging Markets Fund Class B Shares	100,000,000
Federated Emerging Markets Fund Class C Shares	100,000,000

Federated European Growth Fund Class A Shares	100,000,000
Federated European Growth Fund Class B Shares	100,000,000
Federated European Growth Fund Class C Shares	100,000,000

Federated Global Equity Income Fund Class A Shares	100,000,000
Federated Global Equity Income Fund Class B Shares	100,000,000
Federated Global Equity Income Fund Class C Shares	100,000,000

Federated International Growth Fund Class A Shares	100,000,000
Federated International Growth Fund Class B Shares	100,000,000
Federated International Growth Fund Class C Shares	100,000,000

Federated International High Income Fund Class A Shares	100,000,000
Federated International High Income Fund Class B Shares	100,000,000
Federated International High Income Fund Class C Shares	100,000,000

Federated International Small Company Fund Class A Shares	100,000,000
Federated International Small Company Fund Class B Shares	100,000,000
Federated International Small Company Fund Class C Shares	100,000,000

Federated Latin American Growth Fund Class A Shares	100,000,000
Federated Latin American Growth Fund Class B Shares	100,000,000
Federated Latin American Growth Fund Class C Shares	100,000,000

Federated World Utility Fund Class A Shares	100,000,000
Federated World Utility Fund Class B Shares	100,000,000
Federated World Utility Fund Class C Shares	100,000,000
Federated World Utility Fund Class F Shares	100,000,000

Authorized but unclassified shares of common stock	200,000,000

Total shares	3,000,000,000

THIRD:       The shares of common stock of the Corporation classified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, Section (b) of the Articles of Incorporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FOURTH:       The stock of the Corporation has been reclassified by the Board of Directors pursuant to authority contained in the Charter of the Corporation.

IN WITNESS WHEREOF, World Investment Series, Inc. has caused these presents to be signed in its name and on its behalf on November 24, 1997, by its duly authorized officers, who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	WORLD INVESTMENT SERIES, INC.

/s/ Karen M. Brownlee	By: /s/ J. Christopher Donahue
Karen M. Brownlee	J. Christopher Donahue
Assistant Secretary	Executive Vice President

WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in the state of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue 3,000,000,000 shares of common stock, par value $0.001 per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies all of the authorized but unissued shares of common stock of the Corporation such that the authorized common stock of the Corporation is classified as follows:

Class	Number of Shares

Federated Asia Pacific Growth Fund Class A Shares	100,000,000
Federated Asia Pacific Growth Fund Class B Shares	100,000,000
Federated Asia Pacific Growth Fund Class C Shares	50,000,000

Federated Emerging Markets Fund Class A Shares	100,000,000
Federated Emerging Markets Fund Class B Shares	100,000,000
Federated Emerging Markets Fund Class C Shares	100,000,000

Federated European Growth Fund Class A Shares	100,000,000
Federated European Growth Fund Class B Shares	100,000,000
Federated European Growth Fund Class C Shares	100,000,000

Federated Global Equity Income Fund Class A Shares	100,000,000
Federated Global Equity Income Fund Class B Shares	100,000,000
Federated Global Equity Income Fund Class C Shares	100,000,000

Federated Global Financial Services Fund Class A Shares	100,000,000
Federated Global Financial Services Fund Class B Shares	100,000,000
Federated Global Financial Services Fund Class C Shares	100,000,000

Federated International Growth Fund Class A Shares	100,000,000
Federated International Growth Fund Class B Shares	100,000,000
Federated International Growth Fund Class C Shares	100,000,000

Federated International High Income Fund Class A Shares	100,000,000
Federated International High Income Fund Class B Shares	100,000,000
Federated International High Income Fund Class C Shares	100,000,000

Federated International Small Company Fund Class A Shares	100,000,000
Federated International Small Company Fund Class B Shares	100,000,000
Federated International Small Company Fund Class C Shares	100,000,000

Federated Latin American Growth Fund Class A Shares	100,000,000
Federated Latin American Growth Fund Class B Shares	100,000,000
Federated Latin American Growth Fund Class C Shares	50,000,000

Federated World Utility Fund Class A Shares	100,000,000
Federated World Utility Fund Class B Shares	100,000,000
Federated World Utility Fund Class C Shares	100,000,000
Federated World Utility Fund Class F Shares	100,000,000

Total shares	3,000,000,000

THIRD:       The shares of common stock of the Corporation classified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, Section (b) of the Articles of Incorporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FOURTH:       The stock of the Corporation has been reclassified by the Board of Directors pursuant to authority contained in the Charter of the Corporation.

IN WITNESS WHEREOF, World Investment Series, Inc. has caused these presents to be signed in its name and on its behalf on May 19, 1998, by its duly authorized officers, who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	WORLD INVESTMENT SERIES, INC.

/s/ Karen M. Brownlee	By: /s/ J. Christopher Donahue
Karen M. Brownlee	J. Christopher Donahue
Assistant Secretary	Executive Vice President

WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST:       The Charter of the Corporation is amended by reclassifying all of the shares of the Corporation’s Federated World Utility Fund Class F Shares as Federated World Utility Fund Class A Shares.

SECOND:       Upon effectiveness of these Articles of Amendment:

(a)       All of the assets and liabilities attributable to the Corporation’s Federated World Utility Fund Class F Shares shall be combined with the assets and liabilities attributable to the Corporation’s Federated World Utility Fund Class A Shares, and shall thereupon become and be assets and liabilities attributable to the Federated World Utility Fund Class A Shares;

(b)       All of the issued and outstanding shares, including fractional shares, of the Corporation’s Federated World utility Fund Class F Shares, par value $.001 per share, will be automatically, and without any further act or deed, reclassified as an equal number of full and fractional issued and outstanding shares of the Corporation’s Federated World Utility Fund Class A shares, par value $.001 per share.

(c)       Open accounts on the share records of the Corporation’s Federated World Utility Fund Class A Shares shall be established representing the appropriate number of shares of Federated World Utility Fund Class A Shares owned by each former holder of Federated World Utility Fund Class F shares as a result of the reclassification.

THIRD:       This amendment does not increase the authorized capital stock of the Corporation. This amendment reclassifies the 100,000,000 authorized Federated World Utility Fund Class F Shares as 100,000,000 additional Federated World Utility Fund Class A Shares, as a result of which the Corporation will have 200,000,000 Federated World Utility Fund Class A Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

FOURTH:       Any outstanding stock certificates representing issued and outstanding Federated World Utility Fund Class F Shares immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the same number of Federated World Utility Fund Class A Shares. Stock certificates representing Federated World Utility Fund Class A Shares resulting from the aforesaid reclassification need not be issued until any certificates representing the Federated World Utility Class F Shares so reclassified have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:       This amendment has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

SIXTH:       These Articles of Amendment shall be effective as of 9:00 a.m., March 1, 1999.

IN WITNESS WHEREOF, WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President, and witness by its Assistant Secretary, as of February 26, 1999.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	WORLD INVESTMENT SERIES, INC.

/s/ Gail Cagney	/s/ J. Christopher Donahue
Gail Cagney	J. Christopher Donahue
Assistant Secretary	Executive Vice President

WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation"), hereby certifies to the Maryland State Department of Assessments and Taxation that:

FIRST: The charter of the Corporation is amended to change the name of the Corporation by amending Article First of the Articles of Incorporation to read:

FIRST:       The name of the corporation is

Federated World Investment Series, Inc.

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: These Articles of Amendment shall become effective immediately upon the filing of these Articles.

IN WITNESS WHEREOF, WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President, and witnessed by its Assistant Secretary, as of January 18, 2000.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	WORLD INVESTMENT SERIES, INC.

/s/ James O. Perry	/s/ J. Christopher Donahue
James O. Perry, Esq.	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST:       The Charter of the Corporation is amended by (i) reclassifying all of the shares of the Corporation’s Federated Latin American Growth Fund Class A, Class B and Class C Shares as Federated Emerging Markets Fund Class A, Class B and Class C Shares, respectively, and (ii) increasing the aggregate number of authorized Federated Emerging Markets Fund Class A, Class B and Class C Shares by 100,000,000, 100,000,000 and 50,000,000, respectively.

SECOND:       Upon effectiveness of these Articles of Amendment:

(a)       All of the assets and liabilities attributable to the Corporation’s Federated Latin American Growth Fund Class A, Class B and Class C Shares, respectively, shall automatically be conveyed, transferred, delivered and be combined with the assets and liabilities attributable to the Corporation’s Federated Emerging Markets Fund Class A, Class B and Class C Shares, respectively, and shall thereupon become and be assets and liabilities attributable to the Federated Emerging Markets Fund Class A, Class B and Class C Shares of common stock, respectively;

(b)        Each of the issued and outstanding shares, including fractional shares, of the Corporation’s Federated Latin American Growth Class A, Class B and Class C Shares, respectively, will be automatically, and without any further act or deed, reclassified and changed to full and fractional issued and outstanding shares of the Corporation’s Federated Emerging Markets Fund Class A, Class B and Class C Shares of common stock, respectively, of equal aggregate net asset value, in such number of such Federated Emerging Markets Fund Class A, Class B and Class C Shares of common stock, respectively, as shall be determined by multiplying one (1) times the number obtained by dividing the net asset value of a share of Federated Latin American Growth Fund Class A, Class B and Class C common stock, respectively, by the net asset value of a share of Federated Emerging Markets Fund Class A, Class B and Class C common stock, respectively, last determined prior to the effective time of these Articles of Amendment.

(c)       Each unissued share (or fraction thereof) of the Corporation’s Federated Latin American Growth Fund Class A, Class B and Class C Shares of common stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Corporation’s Federated Emerging Markets Fund Class A, Class B and Class C Shares of common stock, respectively, as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares the Corporation’s Federated Emerging Markets Fund Class A, Class B and Class C Shares of common stock being increased by 100,000,000 shares, 100,000,000 shares and 50,000,000 shares, respectively, less the number of issued and outstanding shares of the Corporation’s Federated Emerging Markets Fund Class A, Class B and Class C Shares of common stock resulting from paragraph (b) above.

(d)       Open accounts on the share records of the Corporation’s Federated Emerging Markets Fund Class A, Class B and Class C Shares shall be established representing the appropriate number of shares of Federated Latin American Growth Class A, Class B and Class C Shares owned by each former holder of Federated Latin American Growth Fund Class A, Class B and Class C Shares as a result of the reclassification.

THIRD:       This amendment does not increase the authorized capital stock of the Corporation. This amendment reclassifies the 100,000,000 authorized Federated Latin American Growth Fund Class A and Class B Shares as 100,000,000 additional Federated Emerging Markets Fund Class A and Class B Shares, respectively, and the 50,000,000 authorized Federated Latin American Growth Fund Class C Shares as 50,000,000 additional Emerging Markets Class C Shares, as a result of which the Corporation will have 200,000,000 Federated Emerging Markets Fund Class A and Class B Shares authorized and 150,000,000 Federated Emerging Markets Fund Class C Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

FOURTH:       Any outstanding stock certificates representing issued and outstanding Federated Latin American Growth Fund Class A, Class B and Class C Shares, respectively, immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number of Federated Emerging Markets Fund Class A, Class B and Class C Shares, respectively, calculated as set forth in Article SECOND of these Articles of Amendment. Stock certificates representing Federated Emerging Markets Fund Class A, Class B and Class C Shares, respectively, resulting from the aforesaid change and reclassification need not be issued until any certificates representing the Federated Latin American Growth Fund Class A, Class B and Class C Shares so changed and reclassified have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:       This amendment has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President, and witness by its Assistant Secretary, as of February 28, 2000.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT
SERIES, INC.

/s/ James O. Perry	/s/ J. Christopher Donahue
James O. Perry	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST: The Charter of the Corporation is hereby amended to rename all of the shares of "Federated Global Equity Income Fund Class A Shares, Class B Shares and Class C Shares" to "Federated Global Equity Fund Class A Shares, Class B Shares and Class C Shares."

SECOND: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: These Articles of Amendment shall become effective immediately upon the filing of these Articles.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President, and witnessed by its Assistant Secretary, as of September 8, 2000.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Michael D. McLean, Esq.	/s/ J. Christopher Donahue.
Michael D. McLean, Esq.	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST: The Charter of the Corporation is hereby amended to rename all of the shares of "Federated International Growth Fund Class A Shares, Class B Shares and Class C Shares" to "Federated International Capital Appreciation Fund Class A Shares, Class B Shares and Class C Shares."

SECOND: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: These Articles of Amendment shall become effective immediately upon the filing of these Articles.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President, and witnessed by its Assistant Secretary, as of July 15, 2002.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ G. Andrew Bonnewell	/s/ J. Christopher Donahue
G. Andrew Bonnewell, Esq.	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST: The Charter of the Corporation is hereby amended to rename all of the shares of "Federated World Utility Fund Class A Shares, Class B Shares and Class C Shares" to "Federated Global Value Fund Class A Shares, Class B Shares and Class C Shares."

SECOND: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: These Articles of Amendment shall become effective immediately upon the filing of these Articles.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President, and witnessed by its Assistant Secretary, as of July 15, 2002.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ G. Andrew Bonnewell	/s/ J. Christopher Donahue
G. Andrew Bonnewell, Esq.	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST:       The Charter of the Corporation is amended by (i) reclassifying all of the shares of the Corporation’s Federated Emerging Markets Fund Class A, Class B and Class C Shares as Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and (ii) increasing the aggregate number of authorized Federated International Capital Appreciation Fund Class A, Class B and Class C Shares by 200,000,000, 200,000,000 and 150,000,000, respectively.

SECOND:       Effective as of November 8, 2002:

(a)       All of the assets and liabilities attributable to the Corporation’s Federated Emerging Markets Fund Class A, Class B and Class C Shares, respectively, shall automatically be conveyed, transferred, delivered and be combined with the assets and liabilities attributable to the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and shall thereupon become and be assets and liabilities attributable to the Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively;

(b)        Each of the issued and outstanding shares, including fractional shares, of the Corporation’s Federated Emerging Markets Fund’s Class A, Class B and Class C Shares, respectively, will be automatically, and without any further act or deed, reclassified and changed to full and fractional issued and outstanding shares of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, of equal aggregate net asset value, in such number of such Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall be determined by multiplying one (1) times the number obtained by dividing the net asset value of a share of Federated Emerging Markets Fund Class A, Class B and Class C common stock, respectively, by the net asset value of a share of Federated International Capital Appreciation Fund Class A, Class B and Class C common stock, respectively, last determined prior to the effective time of these Articles of Amendment.

(c)       Each unissued share (or fraction thereof) of the Corporation’s Federated Emerging Markets Fund Class A, Class B and Class C Shares of common stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock being increased by 200,000,000 shares, 200,000,000 shares and 150,000,000 shares, respectively, less the number of issued and outstanding shares of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock resulting from paragraph (b) above.

(d)       Open accounts on the share records of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares shall be established representing the appropriate number of shares of Federated Emerging Markets Fund Class A, Class B and Class C Shares owned by each former holder of Federated Emerging Markets Fund Class A, Class B and Class C Shares as a result of the reclassification.

THIRD:       This amendment does not increase the authorized capital stock of the Corporation. This amendment reclassifies the 200,000,000 authorized Federated Emerging Markets Fund Class A and Class B Shares as 200,000,000 additional Federated International Capital Appreciation Fund Class A and Class B Shares, respectively, and the 150,000,000 authorized Federated Emerging Markets Fund Class C Shares as 150,000,000 additional Federated International Capital Appreciation Class C Shares, as a result of which the Corporation will have 300,000,000 Federated International Capital Appreciation Fund Class A and Class B Shares authorized and 250,000,000 Federated International Capital Appreciation Fund Class C Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

FOURTH:       Any outstanding stock certificates representing issued and outstanding Federated Emerging Markets Fund Class A, Class B and Class C Shares, respectively, immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number of Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, calculated as set forth in Article SECOND of these Articles of Amendment. Stock certificates representing Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, resulting from the aforesaid change and reclassification need not be issued until any certificates representing the Federated Emerging Markets Fund Class A, Class B and Class C Shares so changed and reclassified have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:       The items contained on this amendment have been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witness by its Assistant Secretary, as of March 18, 2003.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Todd Zerega	/s/ J. Christopher Donahue
Todd Zerega, Esquire	J. Christopher Donahue
Assistant Secretary	President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST:       The Charter of the Corporation is amended by (i) reclassifying all of the shares of the Corporation’s Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares as Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and (ii) increasing the aggregate number of authorized Federated International Capital Appreciation Fund Class A, Class B and Class C Shares by 100,000,000, 100,000,000 and 50,000,000, respectively.

SECOND:       Effective as of November 8, 2002:

(a)       All of the assets and liabilities attributable to the Corporation’s Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares, respectively, shall automatically be conveyed, transferred, delivered and be combined with the assets and liabilities attributable to the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and shall thereupon become and be assets and liabilities attributable to the Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively;

(b)        Each of the issued and outstanding shares, including fractional shares, of the Corporation’s Federated Asia Pacific Growth Fund’s Class A, Class B and Class C Shares, respectively, will be automatically, and without any further act or deed, reclassified and changed to full and fractional issued and outstanding shares of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, of equal aggregate net asset value, in such number of such Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall be determined by multiplying one (1) times the number obtained by dividing the net asset value of a share of Federated Asia Pacific Growth Fund Class A, Class B and Class C common stock, respectively, by the net asset value of a share of Federated International Capital Appreciation Fund Class A, Class B and Class C common stock, respectively, last determined prior to the effective time of these Articles of Amendment.

(c)       Each unissued share (or fraction thereof) of the Corporation’s Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares of common stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock being increased by 100,000,000 shares, 100,000,000 shares and 50,000,000 shares, respectively, less the number of issued and outstanding shares of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock resulting from paragraph (b) above.

(d)       Open accounts on the share records of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares shall be established representing the appropriate number of shares of Federated Asia Pacific Growth Fund’s Class A, Class B and Class C Shares owned by each former holder of Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares as a result of the reclassification.

THIRD:       This amendment does not increase the authorized capital stock of the Corporation. This amendment reclassifies the 100,000,000 authorized Federated Asia Pacific Growth Fund Class A and Class B Shares as 100,000,000 additional Federated International Capital Appreciation Fund Class A and Class B Shares, respectively, and the 50,000,000 authorized Federated Asia Pacific Growth Fund Class C Shares as 50,000,000 additional Federated International Capital Appreciation Class C Shares, as a result of which the Corporation will have 400,000,000 Federated International Capital Appreciation Fund Class A and Class B Shares authorized and 300,000,000 Federated International Capital Appreciation Fund Class C Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

FOURTH:       Any outstanding stock certificates representing issued and outstanding Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares, respectively, immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number of Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, calculated as set forth in Article SECOND of these Articles of Amendment. Stock certificates representing Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, resulting from the aforesaid change and reclassification need not be issued until any certificates representing the Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares so changed and reclassified have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:       The items contained on this amendment have been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witness by its Assistant Secretary, as of March 18, 2003.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Todd Zerega	/s/ J. Christopher Donahue
Todd Zerega, Esquire	J. Christopher Donahue
Assistant Secretary	President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST: The Corporation hereby renames all of the shares of (i) Federated European Growth Fund Class A Shares; (ii) Federated European Growth Fund Class B Shares; and (iii) Federated European Growth Fund Class C Shares as follows:

Old Name	New Name

Federated European Growth Fund	Federated European Equity Fund
Class A Shares	Class A Shares
Federated European Growth Fund	Federated European Equity Fund
Class B Shares	Class B Shares
Federated European Growth Fund	Federated European Equity Fund
Class C Shares	Class C Shares

SECOND: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: These Articles of Amendment shall become effective immediately upon the filing of these Articles.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witnessed by its Assistant Secretary, as of March 28, 2003.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Todd Zerega	/s/ J. Christopher Donahue
Todd Zerega, Esquire	J. Christopher Donahue
Assistant Secretary	President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST: The Corporation hereby renames all of the shares of (i) Federated Global Financial Services Fund Class A Shares; (ii) Federated Global Financial Services Fund Class B Shares; and (iii) Federated Global Financial Services Fund Class C Shares as follows:

Old Name	New Name
Federated Global Financial Services Fund	Federated International Value Fund
Class A Shares	Class A Shares
Federated Global Financial Services Fund	Federated International Value Fund
Class B Shares	Class B Shares
Federated Global Financial Services Fund	Federated International Value Fund
Class C Shares	Class C Shares

SECOND: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment shall become effective immediately upon the filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witnessed by its Assistant Secretary, as of August 5, 2003.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Todd Zerega	/s/ J. Christopher Donahue
Todd Zerega, Esquire	J. Christopher Donahue
Assistant Secretary	President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST:       The Charter of the Corporation is amended by (i) reclassifying all of the shares of the Corporation’s Federated Global Value Fund Class A, Class B and Class C Shares as Federated International Value Fund Class A, Class B and Class C Shares, respectively, and (ii) increasing the aggregate number of authorized Federated International Value Fund Class A, Class B and Class C Shares by 200,000,000, 100,000,000 and 100,000,000, respectively.

SECOND:       Effective as of October 22, 2004:

(a)       All of the assets and liabilities attributable to the Corporation’s Federated Global Value Fund Class A, Class B and Class C Shares, respectively, shall automatically be conveyed, transferred, delivered and be combined with the assets and liabilities attributable to the Corporation’s Federated International Value Fund Class A, Class B and Class C Shares, respectively, and shall thereupon become and be assets and liabilities attributable to the Federated International Value Fund Class A, Class B and Class C Shares of common stock, respectively;

(b)       Each of the issued and outstanding shares, including fractional shares, of the Corporation’s Federated Global Value Fund’s Class A, Class B and Class C Shares, respectively, will be automatically, and without any further act or deed, reclassified and changed to full and fractional issued and outstanding shares of the Corporation’s Federated International Value Fund Class A, Class B and Class C Shares of common stock, respectively, of equal aggregate net asset value, in such number of such Federated International Value Fund Class A, Class B and Class C Shares of common stock, respectively, as shall be determined by multiplying one (1) times the number obtained by dividing the net asset value of a share of Federated Global Value Fund Class A, Class B and Class C common stock, respectively, by the net asset value of a share of Federated International Value Fund Class A, Class B and Class C common stock, respectively, last determined prior to the effective time of these Articles of Amendment.

(c)       Each unissued share (or fraction thereof) of the Corporation’s Federated Global Value Fund Class A, Class B and Class C Shares of common stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Corporation’s Federated International Value Fund Class A, Class B and Class C Shares of common stock, respectively, as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares the Corporation’s Federated International Value Fund Class A, Class B and Class C Shares of common stock being increased by 200,000,000 shares, 100,000,000 shares and 100,000,000 shares, respectively, less the number of issued and outstanding shares of the Corporation’s Federated International Value Fund Class A, Class B and Class C Shares of common stock resulting from paragraph (b) above.

(d)       Open accounts on the share records of the Corporation’s Federated International Value Fund Class A, Class B and Class C Shares shall be established representing the appropriate number of shares of Federated Global Value Fund’s Class A, Class B and Class C Shares owned by each former holder of Federated Global Value Fund Class A, Class B and Class C Shares as a result of the reclassification.

THIRD:       This amendment does not increase the authorized capital stock of the Corporation. This amendment reclassifies the 200,000,000 authorized Federated Global Value Fund Class A Shares as 200,000,000 additional Federated International Value Fund Class A Shares and the 100,000,000 authorized Federated Global Value Fund Class B and Class C Shares as 100,000,000 additional Federated International Value Fund Class B and Class C Shares, respectively, as a result of which the Corporation will have 300,000,000 Federated International Value Fund Class A Shares authorized, 200,000,000 Federated International Value Fund Class B Shares authorized and 200,000,000 Federated International Value Fund Class C Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

FOURTH:       Any outstanding stock certificates representing issued and outstanding Federated Global Value Fund Class A, Class B and Class C Shares, respectively, immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number of Federated International Value Fund Class A, Class B and Class C Shares, respectively, calculated as set forth in Article SECOND of these Articles of Amendment. Stock certificates representing Federated International Value Fund Class A, Class B and Class C Shares, respectively, resulting from the aforesaid change and reclassification need not be issued until any certificates representing the Federated Global Value Fund Class A, Class B and Class C Shares so changed and reclassified have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:       The items contained on this amendment have been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witness by its Assistant Secretary, as of October 22, 2004.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Todd P. Zerega	/s/ J. Christopher Donahue
Todd Zerega, Esquire	J. Christopher Donahue
Assistant Secretary	President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST:       The Charter of the Corporation is amended by (i) reclassifying all of the shares of the Corporation’s Federated European Equity Fund Class A, Class B and Class C Shares as Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and (ii) increasing the aggregate number of authorized Federated International Capital Appreciation Fund Class A, Class B and Class C Shares by 100,000,000, 100,000,000 and 100,000,000, respectively.

SECOND:       Effective as of October 22, 2004:

(a)       All of the assets and liabilities attributable to the Corporation’s Federated European Equity Fund Class A, Class B and Class C Shares, respectively, shall automatically be conveyed, transferred, delivered and be combined with the assets and liabilities attributable to the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and shall thereupon become and be assets and liabilities attributable to the Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively;

(b)       Each of the issued and outstanding shares, including fractional shares, of the Corporation’s Federated European Equity Fund’s Class A, Class B and Class C Shares, respectively, will be automatically, and without any further act or deed, reclassified and changed to full and fractional issued and outstanding shares of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, of equal aggregate net asset value, in such number of such Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall be determined by multiplying one (1) times the number obtained by dividing the net asset value of a share of Federated European Equity Fund Class A, Class B and Class C common stock, respectively, by the net asset value of a share of Federated International Capital Appreciation Fund Class A, Class B and Class C common stock, respectively, last determined prior to the effective time of these Articles of Amendment.

(c)       Each unissued share (or fraction thereof) of the Corporation’s Federated European Equity Fund Class A, Class B and Class C Shares of common stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock being increased by 100,000,000 shares, 100,000,000 shares and 100,000,000 shares, respectively, less the number of issued and outstanding shares of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock resulting from paragraph (b) above.

(d)       Open accounts on the share records of the Corporation’s Federated International Capital Appreciation Fund Class A, Class B and Class C Shares shall be established representing the appropriate number of shares of Federated European Equity Fund’s Class A, Class B and Class C Shares owned by each former holder of Federated European Equity Fund Class A, Class B and Class C Shares as a result of the reclassification.

THIRD:       This amendment does not increase the authorized capital stock of the Corporation. This amendment reclassifies the 100,000,000 authorized Federated European Equity Fund Class A, Class B and Class C Shares as 100,000,000 additional Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, as a result of which the Corporation will have 500,000,000 Federated International Capital Appreciation Fund Class A Shares authorized, 500,000,000 Federated International Capital Appreciation Fund Class B Shares authorized and 400,000,000 Federated International Capital Appreciation Fund Class C Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

FOURTH:       Any outstanding stock certificates representing issued and outstanding Federated European Equity Fund Class A, Class B and Class C Shares, respectively, immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number of Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, calculated as set forth in Article SECOND of these Articles of Amendment. Stock certificates representing Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, resulting from the aforesaid change and reclassification need not be issued until any certificates representing the Federated European Equity Fund Class A, Class B and Class C Shares so changed and reclassified have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:       The items contained on this amendment have been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witness by its Assistant Secretary, as of October 22, 2004.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Todd P. Zerega	/s/ J. Christopher Donahue
Todd Zerega, Esquire	J. Christopher Donahue
Assistant Secretary	President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in the state of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue 3,000,000,000 shares of common stock, par value $0.001 per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies all of the authorized but unissued shares of common stock of the Corporation such that the authorized common stock of the Corporation is classified as follows:

Class	Number of Shares

Federated International Value Fund Class A Shares	300,000,000
Federated International Value Fund Class B Shares	200,000,000
Federated International Value Fund Class C Shares	200,000,000

Federated International Capital Appreciation Fund Class A Shares	500,000,000
Federated International Capital Appreciation Fund Class B Shares	500,000,000
Federated International Capital Appreciation Fund Class C Shares	400,000,000

Federated International High Income Fund Class A Shares	100,000,000
Federated International High Income Fund Class B Shares	100,000,000
Federated International High Income Fund Class C Shares	100,000,000

Federated International Small Company Fund Class A Shares	200,000,000
Federated International Small Company Fund Class B Shares	200,000,000
Federated International Small Company Fund Class C Shares	200,000,000

Total shares	3,000,000,000

THIRD:       The shares of common stock of the Corporation classified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, Section (b) of the Articles of Incorporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FOURTH:       The stock of the Corporation has been reclassified by the Board of Directors pursuant to authority contained in the Charter of the Corporation.

IN WITNESS WHEREOF, Federated World Investment Series, Inc. has caused these presents to be signed in its name and on its behalf on September 26, 2005, by its duly authorized officers, who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Todd Zerega	By: /s/ J. Christopher Donahue
Todd Zerega	J. Christopher Donahue
Assistant Secretary	President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of a cent ($.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 25,000,000 shares of the authorized and unissued shares of Federated International High Income Fund Class B Shares, (ii) 25,000,000 of the authorized and unissued shares of Federated International High Income Fund Class C Shares into authorized but unissued shares as follows:

Class	Number of Shares

Federated International High Income Fund Class F	50,000,000

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue three billion (1,000,000,000) shares of common stock, all of which were of a par value of one tenth of a cent ($.001) per share having an aggregate par value of three million dollars ($3,000,000) which were classified as follows:

Class	Number of Shares

Federated International Value Fund Class A Shares	300,000,000
Federated International Value Fund Class B Shares	200,000,000
Federated International Value Fund Class C Shares	200,000,000

Federated International Capital Appreciation Fund Class A Shares	500,000,000
Federated International Capital Appreciation Fund Class B Shares	500,000,000
Federated International Capital Appreciation Fund Class C Shares	400,000,000

Federated International High Income Fund Class A Shares	100,000,000
Federated International High Income Fund Class B Shares	100,000,000
Federated International High Income Fund Class C Shares	100,000,000

Federated International Small Company Fund Class A Shares	200,000,000
Federated International Small Company Fund Class B Shares	200,000,000
Federated International Small Company Fund Class C Shares	200,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of a cent ($.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares

Federated International Value Fund Class A Shares	300,000,000
Federated International Value Fund Class B Shares	200,000,000
Federated International Value Fund Class C Shares	200,000,000

Federated International Capital Appreciation Fund Class A Shares	500,000,000
Federated International Capital Appreciation Fund Class B Shares	500,000,000
Federated International Capital Appreciation Fund Class C Shares	400,000,000

Federated International High Income Fund Class A Shares	100,000,000
Federated International High Income Fund Class B Shares	75,000,000
Federated International High Income Fund Class C Shares	75,000,000
Federated International High Income Fund Class F Shares	50,000,000

Federated International Small Company Fund Class A Shares	200,000,000
Federated International Small Company Fund Class B Shares	200,000,000
Federated International Small Company Fund Class C Shares	200,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on May 25, 2007. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Andrew P. Cross	/s/ J. Christopher Donahue
Andrew P. Cross	J. Christopher Donahue
Assistant Secretary	President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of a cent ($.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 500,000,000 shares of the authorized and unissued shares of Federated International Capital Appreciation Fund Class A Shares, (ii) 500,000,000 of the authorized and unissued shares of Federated International Capital Appreciation Fund Class B Shares and (iii) 400,000,000 of the authorized and unissued shares of Federated International Capital Appreciation Fund Class C Shares into authorized but unissued shares as follows:

Class	Number of Shares

Federated International Value Fund Class A Shares	100,000,000
Federated International High Income Fund Class A Shares	400,000,000
Federated International High Income Fund Class B Shares	225,000,000
Federated International High Income Fund Class C Shares	225,000,000
Federated International High Income Fund Class F Shares	50,000,000
Federated International Small Company Fund Class A Shares	300,000,000
Federated International Small Company Fund Class B Shares	100,000,000

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue three billion (3,000,000,000) shares of common stock, all of which were of a par value of one tenth of a cent ($.001) per share having an aggregate par value of three million dollars ($3,000,000) which were classified as follows:

Class	Number of Shares

Federated International Value Fund Class A Shares	300,000,000
Federated International Value Fund Class B Shares	200,000,000
Federated International Value Fund Class C Shares	200,000,000

Federated International Capital Appreciation Fund Class A Shares	500,000,000
Federated International Capital Appreciation Fund Class B Shares	500,000,000
Federated International Capital Appreciation Fund Class C Shares	400,000,000

Federated International High Income Fund Class A Shares	100,000,000
Federated International High Income Fund Class B Shares	75,000,000
Federated International High Income Fund Class C Shares	75,000,000
Federated International High Income Fund Class F Shares	50,000,000

Federated International Small Company Fund Class A Shares	200,000,000
Federated International Small Company Fund Class B Shares	200,000,000
Federated International Small Company Fund Class C Shares	200,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of a cent ($.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares

Federated International Value Fund Class A Shares	400,000,000
Federated International Value Fund Class B Shares	200,000,000
Federated International Value Fund Class C Shares	200,000,000

Federated International High Income Fund Class A Shares	500,000,000
Federated International High Income Fund Class B Shares	300,000,000
Federated International High Income Fund Class C Shares	300,000,000
Federated International High Income Fund Class F Shares	100,000,000

Federated International Small Company Fund Class A Shares	500,000,000
Federated International Small Company Fund Class B Shares	300,000,000
Federated International Small Company Fund Class C Shares	200,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on February 21, 2008. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED WORLD INVESTMENT SERIES , INC.

/s/ Todd P. Zerega	/s/ J. Christopher Donahue
Todd P. Zerega	J. Christopher Donahue
Assistant Secretary	President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST. The Corporation hereby renames all of the shares of (i) Federated International Small Company Fund Class A Shares; (ii) Federated International Small Company Fund Class B Shares; and (iii) Federated International Small Company Fund Class C Shares as follows:

Old Name	New Name

Federated International Small Company Fund Class A Shares	Federated International Small-Mid Company Fund Class A Shares
Federated International Small Company Fund Class B Shares	Federated International Small-Mid Company Fund Class B Shares
Federated International Small Company Fund Class C Shares	Federated International Small-Mid Company Class C Shares

SECOND: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: These Articles of Amendment shall become effective immediately upon the filing of these Articles.

[The Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witnessed by its Assistant Secretary, as of March 31, 2008. The undersigned President and Assistant Secretary, of the Corporation, hereby acknowledge that the foregoing Articles of Amendment are the act of the Corporation, and that to the best of their knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Todd P. Zerega	/s/ J. Christopher Donahue
Name: Todd P. Zerega	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of a cent ($.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 100,000,000 shares of the authorized and unissued shares of Federated International High Income Fund Class B Shares and (ii) 100,000,000 of the authorized and unissued shares of Federated International High Income Fund Class C Shares into 200,000,000 authorized but unissued shares of Federated International Small-Mid Company Fund Institutional Shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue three billion (3,000,000,000) shares of common stock, all of which were of a par value of one tenth of a cent ($.001) per share having an aggregate par value of three million dollars ($3,000,000) which were classified as follows:

Class	Number of Shares

Federated International Value Fund Class A Shares	400,000,000
Federated International Value Fund Class B Shares	200,000,000
Federated International Value Fund Class C Shares	200,000,000

Federated International High Income Fund Class A Shares	500,000,000
Federated International High Income Fund Class B Shares	300,000,000
Federated International High Income Fund Class C Shares	300,000,000
Federated International High Income Fund Class F Shares	100,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of a cent ($.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares

Federated International Value Fund Class A Shares	400,000,000
Federated International Value Fund Class B Shares	200,000,000
Federated International Value Fund Class C Shares	200,000,000

Federated International High Income Fund Class A Shares	500,000,000
Federated International High Income Fund Class B Shares	200,000,000
Federated International High Income Fund Class C Shares	200,000,000
Federated International High Income Fund Class F Shares	100,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000
Federated International Small-Mid Company Institutional Shares	200,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on March 31, 2008. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Todd P. Zerega	/s/ J. Christopher Donahue
Name: Todd P. Zerega	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The charter of the Corporation is hereby amended by striking out Article THIRD of the Articles Supplementary of the Corporation filed on April 4, 2008 and inserting in lieu thereof the following:

THIRD: The Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of a cent ($.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	400,000,000
Federated International Leaders Fund Class B Shares	200,000,000
Federated International Leaders Fund Class C Shares	200,000,000
Federated International High Income Fund Class A Shares	500,000,000
Federated International High Income Fund Class B Shares	200,000,000
Federated International High Income Fund Class C Shares	200,000,000
Federated International High Income Fund Class F Shares	100,000,000
Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000
Federated International Small-Mid Company Institutional Shares	200,000,000

SECOND: The amendment to the charter of the Corporation herein made consists only of a change in the name of a Class of the Corporation’s stock from Federated International Value Fund, Class A, B and C Shares, to Federated International Leaders Fund, Class A, B And C Shares, and does not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the class of stock, and the said amendment was duly approved by vote of a majority of the entire board of directors of the Corporation at a meeting duly convened and held on May 15, 2009. The said amendment is limited to a change expressly permitted by Section 2-605 of the corporations and associations article of the Code of Maryland to be made without action by stockholders.

IN WITNESS WHEREOF, Federated World Investment Series, Inc. caused these presents to be signed in its name and on its behalf by its President (or Vice-President) attested by its Secretary (or Assistant Secretary), on the 19th day of August, 2009. The undersigned President (or Vice President) hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his/her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereon are true in all material respects, under the penalties of perjury.

ATTEST: /s/ John W. McGonigle Name: John W. McGonigle Title: Secretary	FEDERATED WORLD INVESTMENT SERIES, INC. By: /s/ J. Christopher Donahue Name: J. Christopher Donahue Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The charter of the Corporation is hereby amended by striking out Article THIRD of the Articles of Amendment of the Corporation filed on August 24, 2009 and inserting in lieu thereof the following:

THIRD: The Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of a cent ($.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	300,000,000
Federated International Leaders Fund Class B Shares	200,000,000
Federated International Leaders Fund Class C Shares	200,000,000
Federated International Leaders Fund Institutional Shares	100,000,000

Federated International High Income Fund Class A Shares	500,000,000
Federated International High Income Fund Class B Shares	200,000,000
Federated International High Income Fund Class C Shares	200,000,000
Federated International High Income Fund Class F Shares	100,000,000
Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000
Federated International Small-Mid Company Institutional Shares	200,000,000

SECOND: The amendment to the charter of the Corporation herein made consists only of a change in the name of a Class of the Corporation’s stock from Federated International Leaders Fund, Class A, B and C Shares, to Federated International Leaders Fund, Class A, B, C and Institutional Shares, and does not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the class of stock, and the said amendment was duly approved by a majority of the entire Board of Directors of the Corporation and such amendment is limited to a change expressly permitted by Section 2-605 of subtitle 6 of title 2 of the Maryland General Corporation Law to be made without action by the stockholders and the Corporation is registered as an open-end Company under the Investment company Act of 1940, as amended.

IN WITNESS WHEREOF, Federated World Investment Series, Inc. caused these presents to be signed in its name and on its behalf by its President attested by its Executive Vice President, on the 30th day of December, 2010. The undersigned President hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his/her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereon are true in all material respects, under the penalties of perjury.

ATTEST: /s/ John W. McGonigle Name: John W. McGonigle Title: Executive Vice President	FEDERATED WORLD INVESTMENT SERIES, INC. By: /s/ J. Christopher Donahue Name: J. Christopher Donahue Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The charter of the Corporation is hereby amended by striking out Article THIRD of the Articles of Amendment of the Corporation filed on January 19, 2011 and inserting in lieu thereof the following:

THIRD: The Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of a cent ($.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	300,000,000
Federated International Leaders Fund Class B Shares	200,000,000
Federated International Leaders Fund Class C Shares	200,000,000
Federated International Leaders Fund Institutional Shares	100,000,000
Federated Emerging Market Debt Fund Class A Shares	500,000,000
Federated Emerging Market Debt Fund Class B Shares	200,000,000
Federated Emerging Market Debt Fund Class C Shares	200,000,000
Federated Emerging Market Debt Fund Class F Shares	100,000,000
Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000
Federated International Small-Mid Company Institutional Shares	200,000,000

SECOND: The amendment to the charter of the Corporation herein made consists only of a change in the name of a Class of the Corporation’s stock from Federated International High Income Fund, Class A, B, C and F Shares, to Federated Emerging Market Debt Fund, Class A, B C and F Shares, and does not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the class of stock, and the said amendment was approved by a majority of the entire Board of Directors of the Corporation and such amendment is limited to a change expressly permitted by Section 2-605 of subtitle 6 of title 2 of the Maryland General Corporation Law to be made without action by the stockholders and the Corporation is registered as an open-end Company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment shall be effective on February 21, 2011.

IN WITNESS WHEREOF, Federated World Investment Series, Inc. caused these presents to be signed in its name and on its behalf by its President attested by its Executive Vice President, on the 20th day of January, 2011. The undersigned President hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereon are true in all material respects, under the penalties of perjury.

ATTEST: /s/ John W. McGonigle Name: John W. McGonigle Title: Executive Vice President	FEDERATED WORLD INVESTMENT SERIES, INC. By: /s/ J. Christopher Donahue Name: J. Christopher Donahue Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 100,000,000 shares of the authorized and unissued shares of Federated Emerging Market Debt Fund Class A Shares into Federated Emerging Market Debt Fund Institutional Shares.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 which were classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	300,000,000
Federated International Leaders Fund Class B Shares	200,000,000
Federated International Leaders Fund Class C Shares	200,000,000
Federated International Leaders Fund Institutional Shares	100,000,000
Federated Emerging Market Debt Fund Class A Shares	500,000,000
Federated Emerging Market Debt Fund Class B Shares	200,000,000
Federated Emerging Market Debt Fund Class C Shares	200,000,000
Federated Emerging Market Debt Fund Class F Shares	100,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000
Federated International Small-Mid Company Institutional Shares	200,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	300,000,000
Federated International Leaders Fund Class B Shares	200,000,000
Federated International Leaders Fund Class C Shares	200,000,000
Federated International Leaders Fund Institutional Shares	100,000,000
Federated Emerging Market Debt Fund Class A Shares	400,000,000
Federated Emerging Market Debt Fund Class B Shares	200,000,000
Federated Emerging Market Debt Fund Class C Shares	200,000,000
Federated Emerging Market Debt Fund Class F Shares	100,000,000
Federated Emerging Market Debt Fund Institutional Shares	100,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000
Federated International Small-Mid Company Institutional Shares	200,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Executive Vice President on March 20, 2012.

The undersigned, President and Executive Vice President of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST: /s/ John W. McGonigle Name: John W. McGonigle Title: Executive Vice President	FEDERATED WORLD INVESTMENT SERIES, INC. By: /s/ J. Christopher Donahue Name: J. Christopher Donahue Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST:       The Charter of the Corporation is amended by reclassifying all of the shares of the Corporation’s Federated Emerging Market Debt Fund Class F Shares as Federated Emerging Market Debt Fund Class A Shares.

SECOND:       Upon effectiveness of these Articles of Amendment:

(a)       All of the assets and liabilities attributable to the Corporation’s Federated Emerging Market Debt Fund Class F Shares shall be combined with the assets and liabilities attributable to the Corporation’s Federated Emerging Market Debt Fund Class A Shares, and shall thereupon become and be assets and liabilities attributable to the Federated Emerging Market Debt Fund Class A Shares;

(b)       All of the issued and outstanding shares, including fractional shares, of the Corporation’s Federated Emerging Market Debt Fund Class F Shares, par value $.001 per share, will be automatically, and without any further act or deed, reclassified as an equal number of full and fractional issued and outstanding shares of the Corporation’s Federated Emerging Market Debt Fund Class A shares, par value $.001 per share.

(c)       Open accounts on the share records of the Corporation’s Federated Emerging Market Debt Fund Class A Shares shall be established representing the appropriate number of shares of Federated Emerging Market Debt Fund Class A Shares owned by each former holder of Federated Emerging Market Debt Fund Class F shares as a result of the reclassification.

THIRD:       This amendment does not increase the authorized capital stock of the Corporation. This amendment reclassifies the 100,000,000 authorized Federated Emerging Market Debt Fund Class F Shares as 100,000,000 additional Federated Emerging Market Debt Fund Class A Shares, as a result of which the Corporation will have 500,000,000 Federated Emerging Market Debt Fund Class A Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

FOURTH:       Any outstanding stock certificates representing issued and outstanding Federated Emerging Market Debt Fund Class F Shares immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the same number of Federated Emerging Market Debt Fund Class A Shares. Stock certificates representing Federated Emerging Market Debt Fund Class A Shares resulting from the aforesaid reclassification need not be issued until any certificates representing the Federated Emerging Market Debt Class F Shares so reclassified have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:       This amendment has been duly advised by the Board of Directors of the Corporation.

SIXTH:       These Articles of Amendment will become effective on November 9, 2012.

IN WITNESS WHEREOF, WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witnessed by its Assistant Secretary, as of September 28, 2012.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ Alicia G. Powell	/s/ J. Christopher Donahue

Name: Alicia G. Powell	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 100,000,000 shares of the authorized and unissued shares of Federated International Leaders Fund Class B Shares into Federated International Leaders Fund Class R Shares AND the Board of Directors of the Corporation hereby reclassifies 100,000,000 shares of the authorized and unissued shares of Federated International Leaders Fund Class C Shares into Federated International Leaders Fund Class R6 Shares.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 which were classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	300,000,000
Federated International Leaders Fund Class B Shares	200,000,000
Federated International Leaders Fund Class C Shares	200,000,000
Federated International Leaders Fund Institutional Shares	100,000,000

Federated Emerging Market Debt Fund Class A Shares	500,000,000
Federated Emerging Market Debt Fund Class B Shares	200,000,000
Federated Emerging Market Debt Fund Class C Shares	200,000,000
Federated Emerging Market Debt Fund Institutional Shares	100,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000
Federated International Small-Mid Company Institutional Shares	200,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	300,000,000
Federated International Leaders Fund Class B Shares	100,000,000
Federated International Leaders Fund Class C Shares	100,000,000
Federated International Leaders Fund Institutional Shares	100,000,000
Federated International Leaders Fund Class R Shares	100,000,000
Federated International Leaders Fund Class R6 Shares	100,000,000

Federated Emerging Market Debt Fund Class A Shares	500,000,000
Federated Emerging Market Debt Fund Class B Shares	200,000,000
Federated Emerging Market Debt Fund Class C Shares	200,000,000
Federated Emerging Market Debt Fund Institutional Shares	100,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000
Federated International Small-Mid Company Institutional Shares	200,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Executive Vice President on June

21, 2013.

The undersigned, President and Executive Vice President of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST: By: /s/ John W. McGonigle Name: John W. McGonigle Title: Executive Vice President	FEDERATED WORLD INVESTMENT SERIES, INC. By: /s/ J. Christopher Donahue Name: J. Christopher Donahue Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 100,000,000 shares of the authorized and unissued shares of Federated International Leaders Fund Class A Shares, 50,000,000 shares of Class B Shares and 50,000,000 shares of Class C Shares (a total of 200,000,000 shares) into Federated International Leaders Fund Class T Shares;

AND the Board of Directors of the Corporation hereby reclassifies 200,000,000 shares of the authorized and unissued shares of Federated International Small-Mid Company Fund Class B Shares and 100,000,000 shares of Class C Shares (a total of 300,000,000 shares) into Federated International Small-Mid Company Fund Class T Shares.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 which were classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	300,000,000
Federated International Leaders Fund Class B Shares	100,000,000
Federated International Leaders Fund Class C Shares	100,000,000
Federated International Leaders Fund Institutional Shares	100,000,000
Federated International Leaders Fund Class R Shares	100,000,000
Federated International Leaders Fund Class R6 Shares	100,000,000

Federated Emerging Market Debt Fund Class A Shares	500,000,000
Federated Emerging Market Debt Fund Class B Shares	200,000,000
Federated Emerging Market Debt Fund Class C Shares	200,000,000
Federated Emerging Market Debt Fund Institutional Shares	100,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	300,000,000
Federated International Small-Mid Company Fund Class C Shares	200,000,000
Federated International Small-Mid Company Fund Institutional Shares	200,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	200,000,000
Federated International Leaders Fund Class B Shares	50,000,000
Federated International Leaders Fund Class C Shares	50,000,000
Federated International Leaders Fund Institutional Shares	100,000,000
Federated International Leaders Fund Class R Shares	100,000,000
Federated International Leaders Fund Class R6 Shares	100,000,000
Federated International Leaders Fund Class T Shares	200,000,000

Federated Emerging Market Debt Fund Class A Shares	500,000,000
Federated Emerging Market Debt Fund Class B Shares	200,000,000
Federated Emerging Market Debt Fund Class C Shares	200,000,000
Federated Emerging Market Debt Fund Institutional Shares	100,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	100,000,000
Federated International Small-Mid Company Fund Class C Shares	100,000,000
Federated International Small-Mid Company Fund Institutional Shares	200,000,000
Federated International Small-Mid Company Fund Class T Shares	300,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on

February 22, 2017

The undersigned, President and Assistant Secretary of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST: By: /s/ George F. Magera Name: George F. Magera Title: Assistant Secretary	FEDERATED WORLD INVESTMENT SERIES, INC. By: /s/ J. Christopher Donahue Name: J. Christopher Donahue Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 200,000,000 shares of the authorized and unissued shares of Federated Emerging Market Debt Fund Class B Shares as authorized but unclassified and unissued shares of Federated Emerging Market Debt Fund;

AND the Board of Directors of the Corporation hereby reclassifies 100,000,000 shares of the authorized and unissued shares of Federated International Small-Mid Company Fund Class B Shares as authorized but unclassified and unissued shares of Federated International Small-Mid Company Fund.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 which were classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	200,000,000
Federated International Leaders Fund Class B Shares	50,000,000
Federated International Leaders Fund Class C Shares	50,000,000
Federated International Leaders Fund Institutional Shares	100,000,000
Federated International Leaders Fund Class R Shares	100,000,000
Federated International Leaders Fund Class R6 Shares	100,000,000
Federated International Leaders Fund Class T Shares	200,000,000

Federated Emerging Market Debt Fund Class A Shares	500,000,000
Federated Emerging Market Debt Fund Class B Shares	200,000,000
Federated Emerging Market Debt Fund Class C Shares	200,000,000
Federated Emerging Market Debt Fund Institutional Shares	100,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class B Shares	100,000,000
Federated International Small-Mid Company Fund Class C Shares	100,000,000
Federated International Small-Mid Company Fund Institutional Shares	200,000,000
Federated International Small-Mid Company Fund Class T Shares	300,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares
Federated International Leaders Fund Class A Shares	200,000,000
Federated International Leaders Fund Class B Shares	50,000,000
Federated International Leaders Fund Class C Shares	50,000,000
Federated International Leaders Fund Institutional Shares	100,000,000
Federated International Leaders Fund Class R Shares	100,000,000
Federated International Leaders Fund Class R6 Shares	100,000,000
Federated International Leaders Fund Class T Shares	200,000,000

Federated Emerging Market Debt Fund Class A Shares	500,000,000
Federated Emerging Market Debt Fund Class C Shares	200,000,000
Federated Emerging Market Debt Fund Institutional Shares	100,000,000
Federated Emerging Market Debt Fund Unclassified Shares	200,000,000

Federated International Small-Mid Company Fund Class A Shares	500,000,000
Federated International Small-Mid Company Fund Class C Shares	100,000,000
Federated International Small-Mid Company Fund Institutional Shares	200,000,000
Federated International Small-Mid Company Fund Class T Shares	300,000,000
Federated International Small-Mid Company Fund Unclassified Shares	100,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on

January 17, 2018.

The undersigned, President and Assistant Secretary of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST: By: /s/ George F. Magera Name: George F. Magera Title: Assistant Secretary	FEDERATED WORLD INVESTMENT SERIES, INC. By: /s/ J. Christopher Donahue Name: J. Christopher Donahue Title: President

FEDERATED WORLD INVESTMENT SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by striking Article FIRST and inserting the following in its place:

"FIRST: The name of the Corporation is Federated Hermes World Investment Series, Inc."

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment will become effective on June 26, 2020.

IN WITNESS WHEREOF, Federated World Investment Series, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of June 19, 2020, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST	FEDERATED WORLD INVESTMENT SERIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED HERMES WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

Federated Hermes World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 200,000,000 shares of the authorized and unissued shares of Federated Hermes International Leaders Fund Class T Shares as authorized but unclassified and unissued shares of Federated Hermes International Leaders Fund;

AND the Board of Directors of the Corporation hereby reclassifies 300,000,000 authorized and unissued shares of Federated Hermes International Small-Mid Company Fund Class T Shares as authorized but unclassified and unissued shares of Federated Hermes International Small-Mid Company Fund.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 which were classified as follows:

Class	Number of Shares
Federated Hermes International Leaders Fund Class A Shares	200,000,000
Federated Hermes International Leaders Fund Class B Shares	50,000,000
Federated Hermes International Leaders Fund Class C Shares	50,000,000
Federated Hermes International Leaders Fund Institutional Shares	100,000,000
Federated Hermes International Leaders Fund Class R Shares	100,000,000
Federated Hermes International Leaders Fund Class R6 Shares	100,000,000
Federated Hermes International Leaders Fund Class T Shares	200,000,000

Federated Hermes Emerging Market Debt Fund Class A Shares	500,000,000
Federated Hermes Emerging Market Debt Fund Class C Shares	200,000,000
Federated Hermes Emerging Market Debt Fund Institutional Shares	100,000,000
Federated Hermes Emerging Market Debt Fund Unclassified Shares	200,000,000

Federated Hermes International Small-Mid Company Fund Class A Shares	500,000,000
Federated Hermes International Small-Mid Company Fund Class C Shares	100,000,000
Federated Hermes International Small-Mid Company Fund Institutional Shares	200,000,000
Federated Hermes International Small-Mid Company Fund Class T Shares	300,000,000
Federated Hermes International Small-Mid Company Fund Unclassified Shares	100,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares
Federated Hermes International Leaders Fund Class A Shares	200,000,000
Federated Hermes International Leaders Fund Class B Shares	50,000,000
Federated Hermes International Leaders Fund Class C Shares	50,000,000
Federated Hermes International Leaders Fund Institutional Shares	100,000,000
Federated Hermes International Leaders Fund Class R Shares	100,000,000
Federated Hermes International Leaders Fund Class R6 Shares	100,000,000
Federated Hermes International Leaders Fund Unclassified Shares	200,000,000

Federated Hermes Emerging Market Debt Fund Class A Shares	500,000,000
Federated Hermes Emerging Market Debt Fund Class C Shares	200,000,000
Federated Hermes Emerging Market Debt Fund Institutional Shares	100,000,000
Federated Hermes Emerging Market Debt Fund Unclassified Shares	200,000,000

Federated Hermes International Small-Mid Company Fund Class A Shares	500,000,000
Federated Hermes International Small-Mid Company Fund Class C Shares	100,000,000
Federated Hermes International Small-Mid Company Fund Institutional Shares	200,000,000
Federated Hermes International Small-Mid Company Fund Unclassified Shares	400,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on

November 18, 2020.

The undersigned, President and Assistant Secretary of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST: By: /s/ George F. Magera Name: George F. Magera Title: Assistant Secretary	FEDERATED HERMES WORLD INVESTMENT SERIES, INC. By: /s/ J. Christopher Donahue Name: J. Christopher Donahue Title: President

FEDERATED HERMES WORLD INVESTMENT SERIES, INC.

ARTICLES SUPPLEMENTARY

Federated Hermes World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 50,000,000 shares of the authorized and unissued shares of Federated Hermes International Leaders Fund Class B Shares as authorized but unclassified and unissued shares of Federated Hermes International Leaders Fund.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 which were classified as follows:

Class	Number of Shares
Federated Hermes International Leaders Fund Class A Shares	200,000,000
Federated Hermes International Leaders Fund Class B Shares	50,000,000
Federated Hermes International Leaders Fund Class C Shares	50,000,000
Federated Hermes International Leaders Fund Institutional Shares	100,000,000
Federated Hermes International Leaders Fund Class R Shares	100,000,000
Federated Hermes International Leaders Fund Class R6 Shares	100,000,000
Federated Hermes International Leaders Fund Unclassified Shares	200,000,000

Federated Hermes Emerging Market Debt Fund Class A Shares	500,000,000
Federated Hermes Emerging Market Debt Fund Class C Shares	200,000,000
Federated Hermes Emerging Market Debt Fund Institutional Shares	100,000,000
Federated Hermes Emerging Market Debt Fund Unclassified Shares	200,000,000

Federated Hermes International Small-Mid Company Fund Class A Shares	500,000,000
Federated Hermes International Small-Mid Company Fund Class C Shares	100,000,000
Federated Hermes International Small-Mid Company Fund Institutional Shares	200,000,000
Federated Hermes International Small-Mid Company Fund Unclassified Shares	400,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 classified as follows:

Class	Number of Shares
Federated Hermes International Leaders Fund Class A Shares	200,000,000
Federated Hermes International Leaders Fund Class C Shares	50,000,000
Federated Hermes International Leaders Fund Institutional Shares	100,000,000
Federated Hermes International Leaders Fund Class R Shares	100,000,000
Federated Hermes International Leaders Fund Class R6 Shares	100,000,000
Federated Hermes International Leaders Fund Unclassified Shares	250,000,000

Federated Hermes Emerging Market Debt Fund Class A Shares	500,000,000
Federated Hermes Emerging Market Debt Fund Class C Shares	200,000,000
Federated Hermes Emerging Market Debt Fund Institutional Shares	100,000,000
Federated Hermes Emerging Market Debt Fund Unclassified Shares	200,000,000

Federated Hermes International Small-Mid Company Fund Class A Shares	500,000,000
Federated Hermes International Small-Mid Company Fund Class C Shares	100,000,000
Federated Hermes International Small-Mid Company Fund Institutional Shares	200,000,000
Federated Hermes International Small-Mid Company Fund Unclassified Shares	400,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on

December 1, 2022.

The undersigned, President and Assistant Secretary of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST: By: /s/ George F. Magera Name: George F. Magera Title: Assistant Secretary	FEDERATED HERMES WORLD INVESTMENT SERIES, INC. By: /s/ J. Christopher Donahue Name: J. Christopher Donahue Title: President